Tredegar CORPORATION



2014 Year-End Financial Results Review

March 2, 2015

Tredegar Corporation

Forward Looking Statements

Certain statements contained in this presentation are forward-looking statements. Pursuant to federal securities regulations, we have set forth cautionary statements relating to those forward-looking statements in our Annual Report on Form 10-K for the year ended December 31, 2014 and other filings with the Securities and Exchange Commission. We urge readers to review and carefully consider these cautionary statements and the other disclosures we make in our filings with the SEC.

This presentation contains non-GAAP financial measures that are not determined in accordance with United States GAAP. These non-GAAP financial measures should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with United States GAAP. A reconciliation of those financial measures to United States GAAP financial measures is included under "Supplemental Information" in this presentation and is available on the company's website at www.tredegar.com under "Investors".

The report speaks as of the date thereof. Tredegar is not, and should not be deemed to be, updating or reaffirming any information contained therein. We do not undertake, and expressly disclaim any duty, to update any forward-looking statements made in this presentation to reflect any change in management's expectations or any change in conditions, assumptions or circumstances on which such statements are based.

Tredegar Corporation
Translating Strategy into Action

- Well-positioned for future growth in attractive markets
  - Leadership positions in diverse markets
  - Strength of product innovation is creating additional value
- Recent investments in added capacity and capabilities are in place
- Poised for earnings growth and cash flow generation

Tredegar CORPORATION

Tredegar Corporation

Performance Drivers – Flexible Packaging films

2014 Issues	Actions Taken/Results
➢ Operational inefficiencies affected cost and production volumes	➢ New leadership embedding best practices at the Cabo facility ➢ Production output, reliability and quality improved in 4Q14 ➢ Foundation laid for continuous improvement
➢ Start-up of new line was delayed	➢ Successful start-up of new line at end of 3Q14. 4Q ramp-up exceeded expectations
➢ Challenging market dynamics due to global oversupply	➢ Leveraging our value-added films and services to mitigate impact ➢ Strong focus on controlling costs ➢ Flexible packaging market continues to grow

Tredegar CORPORATION

Tredegar Corporation

Flexible Packaging Market Dynamics


WORLD BOPET FILM
Volume (kilotonnes)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
100%
95%
90%
85%
80%
75%
70%
65%
60%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Capacity
Production
Utilisation %

Global Market Projected to Improve in Coming Years

PCI Films Consulting LTD, June 2014 Report

Tredegar CORPORATION

Tredegar Corporation
2014 Year-End Overview

- Market and operational challenges in flexible packaging; new line began ramp-up in fourth quarter
- Loss of certain babycare elastic laminate in North America, in large part offset by other personal care materials
- Strong operational performance in surface protection and personal care
- Favorable customer response to new product platforms in personal care and surface protection
- Year-over-year volume growth in Bonnell; industry growth in nonresidential construction market accelerating
- Favorable mix with strong finished product volume at Bonnell
- Successful automotive press ramp-up

Tredegar Corporation

2014 Fourth Quarter and Full Year EPS

	Continuing Operations	Ongoing Operations*
Fourth Quarter		
EPS	**$0.40**	**$0.23**
Full Year		
EPS	**$1.11**	**$1.13**

* See Note 3 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.

Tredegar CORPORATION

Tredegar Corporation
2014 EPS from Ongoing Operations

EPS from Ongoing Operations*


$0.27
$0.23
$1.15
$1.13
2013
2014
2013
2014
4Q
FY

2014 Performance:

- Earnings before taxes from ongoing ops up $2.4MM
  - Full year combined segment operating profit at $83.7MM, down $5.5MM
  - Non-cash Pension Expense of $6.7MM, $7MM favorable to prior year
  - Other corporate expenses down ~ $1MM
- The 2014 effective tax rate for Income from Ongoing Operations at 35% vs. 31% in 2013, an impact of ($0.07) per share

** See Note 3 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.*

Tredegar CORPORATION

Tredegar Film Products

2014 Fourth Quarter and Full Year Results

4th Quarter Performance

(in millions)	4Q 14	4Q 13	△
Volume (lbs.)	62.4	64.2	(3)%
Net Sales[1]	$140.4	$151.4	(7)%
Operating Profit[2]	$13.2	$15.6	(16)%
Adj. EBITDA[3]	$20.7	$24.1	(14)%
Adj. EBITDA Margin	14.7%	15.9%	(120bps)

Full Year Performance

(in millions)	2014	2013	△
Volume (lbs.)	247.3	270.5	(9)%
Net Sales[1]	$578.7	$621.2	(7)%
Operating Profit[2]	$58.1	$71.0	(18)%
Adj. EBITDA[3]	$88.8	$106.3	(17)%
Adj. EBITDA Margin	15.3%	17.1%	(180bps)

Performance Drivers

- Competitive pricing and manufacturing inefficiencies in flexible packaging films; higher spending associated with initiatives to improve operating performance
- Babycare elastic loss largely offset by other personal care materials
- Improved operational performance in personal care & surface protection – manufacturing efficiencies and cost management

[1] See Note 1 in GAAP to Non-GAAP Reconciliations for more information and a reconciliation of this non-GAAP financial measure.
[3] See Note 6 in GAAP to Non-GAAP Reconciliations for more information and a reconciliation of this non-GAAP financial measure.
[2] See Note 2 in GAAP to Non-GAAP Reconciliations for more information and a reconciliation of this non-GAAP financial measure.

Tredegar CORPORATION

Bonnell Aluminum

2014 Fourth Quarter and Full Year Results

4th Quarter Performance

(in millions)	4Q 14	4Q 13	△
Volume (lbs.)	39.5	34.8	13%
Net Sales[1]	$90.9	$73.2	24%
Operating Profit[2]	$7.1	$5.9	20%
Adj. EBITDA[3]	$9.5	$8.2	15%
Adj. EBITDA Margin	10.5%	11.2%	(7bps)

Full Year Performance

(in millions)	2014	2013	△
Volume (lbs.)	153.8	143.7	7%
Net Sales[1]	$344.3	$309.5	11%
Operating Profit[2]	$25.7	$18.3	40%
Adj. EBITDA[3]	$35.6	$27.5	30%
Adj. EBITDA Margin	10.3%	8.9%	140bps

Performance Drivers

- Higher volumes and average selling prices
- Nonresidential market growth trends are improving
- Automotive market expansion
- Improved product mix with strong volume of finished product (anodized, painted, fabricated components)
- Manufacturing efficiencies and continued cost management

[1] See Note 1 in GAAP to Non-GAAP Reconciliations for more information and a reconciliation of this non-GAAP financial measure.
[2] See Note 6 in GAAP to Non-GAAP Reconciliations for more information and a reconciliation of this non-GAAP financial measure.
[3] See Note 2 in GAAP to Non-GAAP Reconciliations for more information and a reconciliation of this non-GAAP financial measure.

Tredegar Corporation

Other 2014 Year-End Financial Highlights

$ Millions, except percentages

Cash Flows from Operations	**$51.2**
Capital Expenditures	**$44.9**
Dividends Paid	**$11.0**
Net Debt[1]	**$87.2**
Total Debt to Adjusted EBITDA[2]	**1.42x**
Return on Invested Capital (ROIC)[3]	**8.5%**

[1] See Note 4 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.
[2] As defined under Tredegar's credit agreement. See Tredegar's 2014 Form 10-K (pages 29-31) for more information on this non-GAAP financial measure.
[3] See Note 7 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.

Tredegar CORPORATION

Tredegar Corporation
2015 Outlook

- Year-over-year volume and profit growth in Film Products and Bonnell
- Film Products volume expected to accelerate in second half of year
- Difficult market conditions in flexible packaging will continue due to global supply/demand imbalance, however, market growth in Brazil is expected
- Driving for continuous improvement in flexible packaging manufacturing

Tredegar Corporation

2015 Outlook -- continued

- Continued expansion of product roll-outs (elastics, surface protection next generation products)
- Roll out of new automotive programs
- Volume growth in nonresidential construction of 5 – 6%, in line with market growth projections
- Additional anodizing capacity coming on line in 2Q15

Tredegar CORPORATION

Tredegar Corporation

Performance Targets[1]

	2014 Actual	2016 Target	Performance Drivers
Film Products • **Volume Growth**[2]	**(8.6)%** *(YOY Growth)*	**8 - 9%** *(2 year CAGR)*	• Flexible Packaging: New capacity enabling growth • Surface Protection: Strong demand for LCDs; larger TVs • Personal Care: Elastic films and laminates; acquisition distribution layers for adult incontinence and babycare
• **Adjusted EBITDA Margins**	**15.3%**	**17 – 18%**	
Bonnell Aluminum • **Volume Growth**	**7.1%** *(YOY Growth)*	**5 - 6%** *(2 year CAGR)*	• 5% - 6% growth expected in nonresidential building and construction market; new anodizing capacity • Automotive volume will continue to ramp up • 3% growth projected for specialty markets
• **Adjusted EBITDA Margins**	**10.3%**	**10 - 11%**	
Tredegar ROIC	**8.5%**	**11 - 12%**	

[1] Represents management's long-term estimates prepared using data from industry publications and its market knowledge and experience. Management's estimates have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from estimates. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results.

[2] Two year CAGR (2014 – 2016) for Film Products and Bonnell 2016 volume targets

Tredegar Corporation
Translating Strategy into Action

- Well-positioned for future growth in attractive markets
  - Leadership positions in diverse markets
  - Strength of product innovation is creating additional value
- Recent investments in added capacity and capabilities are in place
- Poised for earnings growth and cash flow generation

Tredegar CORPORATION

Tredegar
CORPORATION



Appendix

Tredegar Corporation

Annual Historical Financials

Net Sales[1] **($ in millions)**


1200
900
600
300
0
$720
$776
$857
$931
$923
2010
2011
2012
2013
2014

Adjusted EBITDA[2] **($ in millions)**


$150
$100
$50
$0
$90
$92
$104
$103
$101
2010
2011
2012
2013
2014

Earnings Per Share from Ongoing Ops[3]


$1.50
$1.00
$0.50
$0.00
$.88
$.87
1.20
$1.15
$1.13
2010
2011
2012
2013
2014

Adjusted EBITDA less CapEx[2] **($ in millions)**


$100
$80
$60
$40
$20
$0
$69
$76
$70
$23
$56
2010
2011
2012
2013
2014

Film Products reflects inclusion of acquisitions subsequent to their acquisitions: Terphane (10/24/11) and Bright View (2/3/10), and Bonnell Aluminum reflects inclusion of AACOA subsequent to the acquisition date of 10/1/12.

[1] *Net sales represent sales less freight. See Note 1 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.*

[2] *See Note 2 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.*

[3] *Diluted earnings per share from ongoing operations. See Note 3 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.*

Tredegar CORPORATION

Tredegar Film Products

Business Profile

($579 million Net Sales[1] in 2014)


Other 9%
Surface Protection 16%
Personal Care 55%
Flexible Packaging 20%


Latin America 17%
North America 43%
Asia 19%
Europe 21%

Key Growth Drivers

- Growth of middle class in emerging markets
- Electronics and display market expanding
- Aging baby boomers in developed markets
- Packaging innovation driving demand for flexible packaging

Customers

- Global and regional consumer care producers
- Major manufacturers of flat panel display components
- Major food packaging producers and converters

Primary End Use Markets

- Personal care products – feminine hygiene, baby diapers and adult incontinence products
- High-value components of flat panel displays, including LCD televisions, monitors, notebooks, smartphones, tablets and digital signage
- Flexible packaging – food

Tredegar CORPORATION

[1] Net sales represent sales less freight. See Note 1 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.
[2] See Note 2 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.

Tredegar Film Products

Annual Historical Financials

Net Sales[1] ($ in millions)



$800
$600
$400
$200
$0
$521
$536
$612
$621
$579
2010
2011
2012
2013
2014

Adjusted EBITDA[2] ($ in millions)



$120
$80
$40
$0
$101
$96
$109
$106
$89
2010
2011
2012
2013
2014

Volume (lbs. in millions)



300
250
200
150
100
50
0
221
219
270
270
247
2010
2011
2012
2013
2014

Adjusted EBITDA less CapEx[2] ($ in millions)



$100
$80
$60
$40
$20
$0
$85
$83
$79
$41
$50
2010
2011
2012
2013
2014

Reflects inclusion of Terphane subsequent to acquisition date of 10/24/11 and Bright View subsequent to acquisition date of 2/3/10.

[1] Net sales represent sales less freight. See Note 1 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.

[2] See Note 2 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.

Tredegar CORPORATION

Bonnell Aluminum

Business Profile

($344 million Net Sales in 2014)


Other 9%
Machinery & Equip 8%
Consumer Durables 13%
Automotive 6%
Residential B&C 6%
Non-residential B&C 58%

Key Market Drivers

- Nonresidential building and construction recovery
- Growing aluminum content in vehicles, driven by CAFÉ (corporate average fuel economy) standards
- Growth in industrial and specialty markets such as machinery and equipment

Customers

- Glazing contractors and fabricators
- Tier I and II suppliers to automotive OEMs
- Consumer durables, machinery and equipment, and electrical OEMs

Primary End Use Markets

- Curtain wall, store fronts and entrances, doors, windows, wall panels and other building components
- Automobile and light truck structural components
- Consumer durables such as major appliances, pleasure boats and recreational watercraft, office and institutional furniture
- Material handling equipment, linear motion and conveying systems, modular framing

[1] Net sales represent sales less freight. See Note 1 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.
[2] See Note 2 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.

Tredegar CORPORATION

Bonnell Aluminum

Annual Historical Financials

Net Sales ($ in millions)


$400
$300
$200
$100
$0
$200
$240
$245
$310
$344
2010
2011
2012
2013
2014

Adjusted EBITDA[2] ($ in millions)


$40
$30
$20
$10
$0
$5
$12
$17
$28
$36
2010
2011
2012
2013
2014

Volume (lbs. in millions)


160
80
0
95
108
115
144
154
2010
2011
2012
2013
2014

Adjusted EBITDA less CapEx[2] ($ in millions)


$30
$20
$10
$0
$1
$9
$14
$13
$30
2010
2011
2012
2013
2014

Reflects inclusion of AACOA subsequent to acquisition date of 10/1/12.

[1] *Net sales represent sales less freight. See Note 1 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.*

[2] *See Note 2 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.*

Tredegar CORPORATION

Tredegar Corporation
Segment Adjusted EBITDA[1]

Segment Adjusted EBITDA[1], Ongoing Operations, excluding Corporate Overhead
($ in millions)



Film Products
Bonnell Aluminum
5
12
17
28
36
101
96
109
106
89
2010
2011
2012
2013
2014

	2010	2011	2012	2013	2014
Films Adj. EBITDA[1] Margin %:	19.4%	17.9%	17.8%	17.1%	15.3%
Bonnell Adj. EBITDA[1] Margin %:	2.5%	4.9%	6.8%	8.9%	10.3%

Film Products reflects inclusion of acquisitions subsequent to their acquisitions: Terphane (10/24/11) and Bright View(2/3/10), and Bonnell Aluminum reflects inclusion of AACOA subsequent to the acquisition date of 10/1/12.

[1]*Segment Adjusted EBITDA excludes corporate overhead expense. See Note 2 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.*

Tredegar CORPORATION

Tredegar Corporation

Strong Cash Generation Profile

($ in millions)	2010	2011	2012	2013	2014
Cash Flows from Operations	$46	$72	$83	$77	$51
Capital Expenditures	20	16	33	80	45
Free Cash Flow[1]	26	56	50	(3)	6
Dividends	5	6	31	9	11
Acquisitions	6	181	58	0	0
Share Repurchases	35	0	0	0	0

[1] *Free cash flow represents cash flows from operations less capital expenditures.*

Tredegar CORPORATION

Tredegar Corporation

Cash Dividend History



$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$.96
$.75
$.16
$.18
$.21
$.28
$.34
1996-2010
2011
2012[1]
2013
2014[2]

- *Quarterly dividends have more than doubled since 2010.*
- *A special dividend of $.75 per share was paid in 2012.*

[1] *Includes special dividend of $.75 per share.*
[2] *Reflects increase of $.02 per share approved in May 2014.*

Tredegar Corporation

Capital Expenditures History

($ in millions)						
Capital Expenditures	**2010**	**2011**	**2012**	**2013**	**2014**	**2015 Projection[2]**
Film Products	15.8	13.1	30.5	64.9	38.8	31.0
Bonnell Aluminum	4.3	2.7	2.3	14.7	6.1	10.0
Corporate	0.3	0.1	0.5	0.1	-	
Total	20.4	15.9	33.3	79.7	44.9	41.0
% Net Sales[1]	*2.8%*	*2.0%*	*3.9%*	*8.6%*	*4.9%*	

2015 capital expenditures are projected to include approximately $20 million for routine capital expenditures ($15MM for Film Products and $5MM for Bonnell Aluminum)

[1] Net sales represent sales less freight. See Note 1 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.
[2] Represents management's current expectation, which is subject to change.

Tredegar CORPORATION

Outlook

2014 Performance Targets[1]

	2014			2016[2] Original	2016[2] Revised
Film Products					
• **Volume Growth**[2] • Surface Protection: New technologies for high-end TVs, tablets and smartphones • Flexible Packaging: New capacity begins to ramp up in the first half of 2014 • Personal Care: Growth (primarily from emerging markets) mitigated by impact of loss of P&G baby care elastics	**Original** 2%	**Revised** (7 – 10)%	**Actual** (8.6)%	5% *(3 yr. CAGR)*	3% *(3 yr. CAGR)*
• **EBITDA Margins**	16%		15.3%	18%	17 – 18%
Bonnell Aluminum					
• **Volume Growth**[2] • Low single digit growth expected in nonresidential building and construction market • Automotive capacity scheduled to come on line in the first quarter of 2014	9%		7.1%	6% *(3 yr. CAGR)*	6% *(3 yr. CAGR)*
• **EBITDA Margins**	9%	9 – 10%	10.3%	10%	10 – 11%
Tredegar ROIC	8 – 9%		8.5%	11 – 12%	11 – 12%

[1] Represents management's long-term estimates prepared using data from industry publications and its market knowledge and experience. Management's estimates have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from estimates. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results.
[2] Three year CAGR (2013 – 2016) for Film Products and Bonnell volume targets

Tredegar CORPORATION

GAAP Reconciliations

Supplemental Information
Notes

Tredegar acquired Bright View Technologies Corporation on February 3, 2010, and its operations were incorporated into Film Products effective January 1, 2012. Prior year balances have been revised to conform with the current year presentation.

Film Products results include the acquisition of Terphane Holdings LLC on October 24, 2011. Bonnell Aluminum results include the acquisition of AACOA, Inc. on October 1, 2012.

Notes:

1 Net sales represent sales less freight. Net sales is a financial measure that is not calculated in accordance with U.S. generally accepted accounting principles (U.S. GAAP), and it is not intended to represent sales as defined by U.S. GAAP. Net sales is a key measure used by the chief operating decision maker of each segment for purposes of assessing performance. A reconciliation of net sales to sales is shown below:

(in millions)	2010	2011	2012	2013	2014	QTD Q4 2013	QTD Q4 2014
Film Products	$520.8	$535.5	$611.9	$621.2	$578.7	$151.4	140.4
Aluminum Extrusions	199.6	240.4	245.5	309.5	344.3	73.2	90.9
Total net sales	**720.4**	**775.9**	**857.4**	**930.7**	**923.0**	**224.6**	**231.3**
Add back freight	17.8	18.5	24.8	28.6	28.8	6.5	7.9
Sales as shown in consolidated statements of income	**$738.2**	**$794.4**	**$882.2**	**$959.3**	**$951.8**	**$231.1**	**$239.2**

2. Adjusted EBITDA represents net income (loss) from continuing operations before interest, taxes, depreciation, amortization, unusual items, goodwill impairments, gains or losses associated with plant shutdowns, asset impairments and restructurings, gains or losses from the sale of assets, investment write-downs or write-ups, charges related to stock option awards accounted for under the fair value-based method and other items. Adjusted EBITDA is a non-GAAP financial measure that is not intended to represent net income (loss) or cash flow from operations as defined by U.S. GAAP and should not be considered as either an alternative to net income (loss) (as an indicator of operating performance) or to cash flow (as a measure of liquidity). Tredegar uses Adjusted EBITDA as a measure of unlevered (debt-free) operating cash flow.

We also use it when comparing relative enterprise values of manufacturing companies and when measuring debt capacity. When comparing the valuations of a peer group of manufacturing companies, we express enterprise value as a multiple of Adjusted EBITDA. We believe Adjusted EBITDA is preferable to operating profit and other GAAP measures when applying a comparable multiple approach to enterprise valuation because it excludes the items noted above, measures of which may vary among peer companies.

A reconciliation of ongoing operating profit (loss) from continuing operations to Adjusted EBITDA is shown on the next page. Amounts relating to corporate overhead for the prior years have been reclassified to conform with the current year's presentation. Adjusted EBITDA for Aluminum Extrusions in 2012 includes an adjustment of $2.4 million for accelerated depreciation associated with the shutdown of its manufacturing facility in Kentland, IN. Accelerated depreciation associated with the shutdown of the Kentland manufacturing facility was excluded from operating profit from ongoing operations. This amount has therefore been subtracted from the amount of depreciation expense added back in calculating Adjusted EBITDA.

Tredegar CORPORATION

Supplemental Information
Notes

2014	Film Products	Aluminum Extrusions	Total
Operating profit (loss) from ongoing operations	$ 58.1	$ 25.7	$ 83.8
Add back depreciation & amortization	30.7	9.9	40.6
Adjusted EBITDA before corporate overhead (a)	88.8	35.6	124.4
Corporate overhead	-	-	(23.4)
Adjusted EBITDA (c)	$ 88.8	$ 35.6	$ 101.0
Net sales (b)	$ 578.7	$ 344.3	$ 923.0
Adjusted EBITDA margin [(a) / (b)]	15.3%	10.3%	13.5%
Capital expenditures (d)	$ 38.8	$ 6.1	$ 44.9
Adjusted EBITDA less capital expenditures [(c) - (d)]	50.0	29.5	56.1
2013			
Operating profit (loss) from ongoing operations	$ 71.0	$ 18.3	$ 89.3
Add back depreciation & amortization	35.3	9.2	44.5
Adjusted EBITDA before corporate overhead (a)	106.3	27.5	133.8
Corporate overhead	-	-	(31.3)
Adjusted EBITDA (c)	$ 106.3	$ 27.5	$ 102.5
Net sales (b)	$ 621.2	$ 309.5	$ 930.7
Adjusted EBITDA margin [(a) / (b)]	17.1%	8.9%	14.4%
Capital expenditures (d)	$ 64.9	$ 14.7	$ 79.7
Adjusted EBITDA less capital expenditures [(c) - (d)]	41.4	12.8	22.9
2012			
Operating profit (loss) from ongoing operations	$ 70.0	$ 9.0	$ 79.0
Add back depreciation & amortization	39.2	10.0	49.2
Less accelerated depreciation associated with plant shutdown		(2.4)	(2.4)
Adjusted EBITDA before corporate overhead (a)	109.2	16.6	125.8
Corporate overhead	-	-	(22.3)
Adjusted EBITDA (c)	$ 109.2	$ 16.6	$ 103.5
Net sales (b)	$ 611.9	$ 245.5	$ 857.4
Adjusted EBITDA margin [(a) / (b)]	17.8%	6.8%	14.7%
Capital expenditures (d)	$ 30.5	$ 2.3	$ 33.3
Adjusted EBITDA less capital expenditures [(c) - (d)]	78.7	14.3	70.2

Tredegar CORPORATION

Supplemental Information
Notes

2011	Film Products	Aluminum Extrusions	Total
Operating profit (loss) from ongoing operations	$ 59.5	$ 3.5	$ 63.0
Add back depreciation & amortization	36.3	8.3	44.6
Adjusted EBITDA before corporate overhead (a)	95.8	11.8	107.6
Corporate overhead	-	-	(15.5)
Adjusted EBITDA (c)	$ 95.8	$ 11.8	$ 92.1
Net sales (b)	$ 535.5	$ 240.4	$ 775.9
Adjusted EBITDA margin [(a) / (b)]	17.9%	4.9%	13.9%
Capital expenditures (d)	$ 13.1	$ 2.7	$ 15.9
Adjusted EBITDA less capital expenditures [(c) - (d)]	82.7	9.1	76.2
2010			
Operating profit (loss) from ongoing operations	$ 66.7	$ (4.2)	$ 62.5
Add back depreciation & amortization	34.4	9.1	43.5
Adjusted EBITDA before corporate overhead (a)	101.1	4.9	106.0
Corporate overhead	-	-	(16.2)
Adjusted EBITDA (c)	$ 101.1	$ 4.9	$ 89.8
Net sales (b)	$ 520.8	$ 199.6	$ 720.4
Adjusted EBITDA margin [(a) / (b)]	19.4%	2.5%	14.7%
Capital expenditures (d)	$ 15.8	$ 4.3	$ 20.4
Adjusted EBITDA less capital expenditures [(c) - (d)]	85.3	0.6	69.4
Quarter Ended December 31, 2014			
Operating profit (loss) from ongoing operations	$ 13.2	$ 7.1	$ 20.3
Add back depreciation & amortization	7.5	2.4	9.9
Adjusted EBITDA before corporate overhead (a)	20.7	9.5	30.2
Corporate overhead	-	-	(6.9)
Adjusted EBITDA (c)	$ 20.7	$ 9.5	$ 23.3
Net sales (b)	$ 140.4	$ 90.9	$ 231.3
Adjusted EBITDA margin [(a) / (b)]	14.7%	10.5%	13.1%
Capital expenditures (d)	$ 11.4	$ 0.9	$ 12.3
Adjusted EBITDA less capital expenditures [(c) - (d)]	9.3	8.6	11.0
Quarter Ended December 31, 2013			
Operating profit (loss) from ongoing operations	$ 15.6	$ 5.9	$ 21.5
Add back depreciation & amortization	8.5	2.3	10.8
Adjusted EBITDA before corporate overhead (a)	24.1	8.2	32.3
Corporate overhead	-	-	(7.6)
Adjusted EBITDA (c)	$ 24.1	$ 8.2	$ 24.7
Net sales (b)	$ 151.4	$ 73.2	$ 224.6
Adjusted EBITDA margin [(a) / (b)]	15.9%	11.2%	14.4%
Capital expenditures (d)	$ 17.7	$ 7.2	$ 25.0
Adjusted EBITDA less capital expenditures [(c) - (d)]	6.4	1.0	(0.3)

Tredegar CORPORATION

Supplemental Information
Notes

Notes (continued):

3. The after-tax effects of losses associated with plant shutdowns, asset impairments and restructurings and gains or losses from the sale of assets and other items (which includes unrealized gains and losses for an investment accounted for under the fair value method) have been presented separately and removed from income (loss) and earnings (loss) per share from continuing operations as reported under U.S. GAAP to determine Tredegar's presentation of net income and earnings per share from ongoing operations. Net income and earnings per share from ongoing operations are key financial and analytical measures used by Tredegar to gauge the operating performance of its ongoing operations. They are not intended to represent the stand-alone results for Tredegar's ongoing operations under GAAP and should not be considered as an alternative to net income or earnings per share from continuing operations as defined by U.S. GAAP. They exclude items that we believe do not relate to Tredegar's ongoing operations. A reconciliation is shown below:

(in millions, except per share data)	2010	2011	2012	2013	2014	QTD Q4 2013	QTD Q4 2014
Net income (loss) from continuing operations as reported under U.S. GAAP	$ 26.8	$ 28.5	$ 43.2	$ 35.9	$ 36.0	9.4	$ 13.1
After tax effects of:							
(Gains) losses associated with plantt shutdowns, asset impairments and restructurings	0.9	1.2	3.2	0.9	2.0	0.4	0.3
(Gains) losses from sale of assets and other	1.0	(1.8)	(7.9)	0.5	(1.2)	(1.0)	(6.0)
Net income from ongoing operations	$ 28.7	$ 27.9	$ 38.5	$ 37.3	$ 36.8	8.8	$ 7.4
Earnings (loss) from continuing operations per share under GAAP (diluted)	$ 0.82	$ 0.89	$ 1.34	$ 1.10	$ 1.11	0.29	$ 0.40
After tax effects of:							
(Gains) losses associated with plantt shutdowns, asset impairments and restructurings	0.03	0.04	0.10	0.03	0.06	0.01	0.01
(Gains) losses from sale of assets and other	0.03	(0.06)	(0.24)	0.02	(0.04)	(0.03)	(0.18)
Earnings per share from ongoing operations (diluted)	$ 0.88	$ 0.87	$ 1.20	$ 1.15	$ 1.13	0.27	$ 0.23

Tredegar CORPORATION

Supplemental Information
Notes

Notes (continued):

4. Net debt is a non-GAAP financial measure that is not intended to represent debt as defined by GAAP, but is utilized by management in evaluating financial leverage and equity valuation. A calculation of net debt is shown below:

(In millions)		December 31, 2014
Debt	$	137.3
Less: Cash and cash equivalents		(50.1)
Net debt	$	87.2

5. Net debt-to-capitalization is a non-GAAP financial measure that is used by management in evaluating financial leverage and equity valuation. The calculation is Net Debt divided by Total Capitalization. A reconciliation of net debt-to-capitalization is shown below:

(In millions except percentages)		December 31, 2014
Net debt (see note 4) (a)	$	87.2
Shareholders' equity (b)		372.0
Net debt-to-capitalization [(a) / (a+b)]		19.0%

Tredegar CORPORATION

Supplemental Information

Notes

Notes (continued):

6 Operating profit from ongoing operations is used by management to assess profitability. A reconciliation of operating profit from ongoing operations to net income is shown below.

Operating profit (loss): (in thousands)	2010	2011	2012	2013	2014	Q4 2013	Q4 2014
Film Products:							
Ongoing operations	$ 66,718	$ 59,493	$ 69,950	$ 70,968	$ 58,054	$ 15,615	$ 13,163
Plant shutdowns, asset impairments and restructurings, gain from sale of assets and other items	(758)	(8,307)	(109)	(671)	(12,827)	(307)	(249)
Aluminum Extrusions:							
Ongoing operations	(4,154)	3,457	9,037	18,291	25,664	5,940	7,101
Plant shutdowns, asset impairments and restructurings, gain from sale of assets and other items	493	58	(5,427)	(2,748)	(976)	(1,790)	(878)
Total	62,299	58,201	73,451	85,838	69,915	19,458	19,339
Interest income	709	1,023	418	594	588	287	169
Interest expense	1,136	1,928	3,590	2,870	2,713	738	962
Gain on sale of investment property	-	-	-	-	1,208	-	-
Unrealized loss on investment property	-	-	-	(1,018)	-	-	-
Gain (loss) from an investment accounted for under the fair value method	(2,200)	1,600	16,100	3,400	2,000	3,300	(900)
Stock option-based compensation costs	2,064	1,940	1,432	1,155	1,272	298	328
Corporate expenses, net	17,118	16,169	23,443	31,857	24,310	7,799	7,019
Income (loss) from continuing operations before income taxes	40,490	38,789	61,504	52,932	45,416	14,212	10,299
Income taxes	13,649	10,244	18,319	16,995	9,387	4,810	(2,755)
Income (loss) from continuing operations	26,841	28,545	43,185	35,937	36,029	9,402	13,054
Income (loss) from discontinued operations, net of tax	186	(3,690)	(14,934)	(13,990)	850	-	-
Net income (loss)	$ 27,027	$ 24,855	$ 28,251	$ 21,947	$ 36,879	$ 9,402	$ 13,054

Tredegar CORPORATION

Supplemental Information

Notes

Notes (continued):

7 Return on invested capital (ROIC) is defined by Tredegar as Adjusted Net Income from Ongoing Operations divided by average Invested Capital where the individual components are defined as follows:

Adjusted Net Income from Ongoing Operations equals:

	Income from Ongoing Operations (as previously defined and reconciled in Note 2)
Plus	Pension expense excluding service costs, net of taxes
Plus	Interest expense, net of tax

Average Invested Capital is the average of the beginning and ending Invested Capital balance where Invested Capital is defined as follows:

	Shareholders equity
Plus	Long-term debt
Plus	Short-term portion of long-term debt
Plus	Accrued pension liability
Minus	Cash
Minus	Non-operating investments (investment in kaleo, Inc.; Harbinger Capital Special Situations Fund, L.P. and investment real estate property)

ROIC for the LTM ended September 30, 2014 is calculated as follows:

($ millions, except percentages)		LTM December 31, 2014	
Income from Ongoing Operations		$	36.8 *
Pension expense	6.7		
Less: Service Costs	(0.9)		
Taxes (34%)	(2.0)		
Pension expense excluding service costs, net of taxes			3.8
Interest expense	2.7		
Taxes (34%)	(0.9)		
Interest Expense, net of tax			1.8
Adjusted Net Income from Ongoing Operations (a)		$	42.4

	December 31					
		2014		2013		Average
Shareholders equity	$	372.0	$	402.7	$	387.4
Long term debt		137.3		139.0		138.2
Short-term portion of long-term debt		-		-		-
Accrued pension liability		96.4		42.5		69.5
Less: Cash		(50.1)		(52.6)		(51.4)
Less: Non-operating investments						
Investment in kaleo, Inc.		(39.1)		(37.1)		(38.1)
Investment in Harbinger Capital Special Situations Fund, L.P.		(1.8)		(2.8)		(2.3)
Investment in real estate property		(2.6)		(6.0)		(4.3)
Invested Capital (b)					$	499.0
ROIC (a) / (b)						8.5%

* See Note 2 for additional detail and a reconciliation of this non-GAAP financial measure

Supplemental Information
Notes

Notes (continued):

8. The pre-tax and after-tax effects of losses associated with plant shutdowns, asset impairments and restructurings and gains or losses from the sale of assets and other items (which includes unrealized gains and losses for an investment accounted for under the fair value method) have been presented separately and removed from income (loss) from continuing operations as reported under U.S. GAAP to determine Tredegar's presentation of net income from ongoing operations. Net income from ongoing operations is a key financial and analytical measure used by Tredegar to gauge the operating performance of its ongoing operations. It is not intended to represent the stand-alone results for Tredegar's ongoing operations under U.S. GAAP and should not be considered as an alternative to net income from continuing operations as defined by U.S. GAAP. It excludes items that we believe do not relate to Tredegar's ongoing operations. A reconciliation of the pre-tax and post-tax balances attributed to net income from ongoing operations for the years ended December 31, 2014 and 2013 are shown below in order to show its impact upon the effective tax rate:

(in millions)	Pre-Tax (a)	Taxes Expense (Benefit) (b)	After-Tax	Effective Tax Rate (b)/(a)
Year Ended December 31, 2014				
Net income (loss) from continuing operations as reported under U.S. GAAP	$ 45.4	$ 9.4	$ 36.0	21%
(Gains) losses associated with plant shutdowns, asset impairments and restructurings	3.0	1.0	2.0	
(Gains) losses from sale of assets and other	8.4	9.6	(1.2)	
Net income from ongoing operations	$ 56.8	$ 20.0	$ 36.8	35%
Year Ended December 31, 2013				
Net income (loss) from continuing operations as reported under U.S. GAAP	$ 52.9	$ 17.0	$ 35.9	32%
(Gains) losses associated with plant shutdowns, asset impairments and restructurings	1.4	0.5	0.9	
(Gains) losses from sale of assets and other	0.1	(0.4)	0.5	
Net income from ongoing operations	$ 54.4	$ 17.1	$ 37.3	31%

Tredegar CORPORATION

Tredegar CORPORATION

2014 Year-End Financial Results Review

March 2, 2015